Earnings/(Loss) per Share	6 Months Ended
Jun. 30, 2024
Earnings per share [abstract]
Earnings/(Loss) per Share	Earnings/(Loss) per Share
Basic earnings/(loss) per share is computed by dividing the Group's income or loss for the period attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding, net of treasury shares.
Dilutive earnings/loss per share is computed by dividing the Group's income or loss for the period attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding, net of treasury shares, plus the weighted average number of ordinary shares that would be issued at conversion of all the dilutive potential securities into ordinary shares. Dilutive effects arise from equity-settled shares from the Group's share-based plans.
During the six months ended June 30, 2024 and 2023, the Group incurred a net loss, and therefore, all outstanding potential securities were considered anti-dilutive. The amount of potential securities that were excluded from the diluted calculation amounted to 1,637,694 and 1,878,514 shares for the six months ended June 30, 2024 and 2023, respectively.
The following table sets forth the computation of basic and diluted earnings/(loss) per share for the periods presented:

ForForfor For the six months ended June 30,	2024	2023
Numerator:
Income/(loss) attributable to the owners of the Group	($41,773)	($25,004)
Denominator:
Issued ordinary shares at January 1	271,853,731	278,566,306
Effect of shares issued & treasury shares purchased and cancelled	(2,197,209)	(311,925)
Weighted average ordinary shares for basic EPS	269,656,522	278,254,381
Effect of dilutive securities	—	—
Weighted average ordinary shares for diluted EPS	269,656,522	278,254,381
Basic earnings/(loss) per ordinary share	($0.15)	($0.09)
Diluted earnings/(loss) per ordinary share	($0.15)	($0.09)